Exhibit 99.2

Following are the unaudited pro forma consolidated statements of operations of Remy International, Inc. for the nine months ended September 30, 2006 and the years ended December 31, 2005, December 31, 2004 and December 31, 2003 and the unaudited pro forma consolidated balance sheet of Remy International, Inc. at September 30, 2006. The unaudited pro forma consolidated statements of operations give effect to the disposition of Franklin Power Products, Inc. and International Fuel Systems, Inc. and the discontinuation of Powerbilt Products, Inc. as if they had occurred on January 1, 2003. The unaudited pro forma balance sheet gives effect to these actions as if they had occurred on September 30, 2006.

The unaudited pro forma consolidated statements of operations and balance sheet were derived by adjusting the historical financial statements of Remy International, Inc. The adjustments are based on currently available information and, therefore, the actual adjustments may differ from the pro forma adjustments. However, management believes that the assumptions provide a reasonable basis for presenting the significant effects of the disposition of Franklin Power Products, Inc. and International Fuel Systems, Inc. and the discontinuation of Powerbilt Products, Inc. The pro forma adjustments give appropriate effect to those assumptions and are properly applied in the unaudited pro forma consolidated statements of operations and unaudited pro forma consolidated balance sheet.

The unaudited pro forma consolidated financial statements should be read in conjunction with the notes thereto and Remy International, Inc.’s audited financial statements included in its Annual Report on Form 10-K for the year ended December 31, 2005 and the unaudited financial statements included on Form 10-Q for the period ended September 30, 2006.

Unaudited Pro Forma Condensed Consolidated Statement of Operations

		Pro Forma Adjustments

IN THOUSANDS, For the nine months ended September 30, 2006	Historical	Discontinued Businesses (a)	Pro Forma

Net sales	$1,078,506	$(128,751)	$949,755
Cost of goods sold	948,579	(109,175)	839,404
Gross profit / loss	129,927	(19,576)	110,351

Selling, general and administrative expenses	97,924	247 (b)	98,171
Restructuring charges	6,405	—	6,405
Operating income / loss	25,598	(19,823)	5,775

Interest expense, net	62,869	(8,474)	54,395
Income / loss from continuing operations before income taxes, minority interest and loss from unconsolidated joint ventures	(37,271)	(11,349)	(48,620)

Income tax expense / benefit	4,352	(55)	4,297
Minority interest	3,850	(3,536)	314
Loss from unconsolidated subsidiaries	3,641	—	3,641

Net loss from continuing operations	$(49,114)	$(7,758)	$(56,872)

(a)	Represents the combined historical statements of operations of Franklin Power Products, Inc., International Fuel Systems, Inc. and the discontinued operations of Powerbilt Products, Inc. Revenue of Powerbilt was $15 with an operating loss of $(109).
(b)	Includes other income of $656.

Unaudited Pro Forma Condensed Consolidated Statement of Operations

		Pro Forma Adjustments

IN THOUSANDS, For the year ended December 31, 2005	Historical	Discontinued Businesses (a)		Pro Forma

Net sales	$1,228,950	$(113,645)		$1,115,305
Cost of goods sold	1,081,743	(100,356)		981,387
Gross profit / loss	147,207	(13,289)		133,918

Selling, general and administrative expenses	139,189	(224	) (b)	138,965
Impairment charges	13,917	—		13,917
Restructuring charges	4,850	(378)		4,472
Operating income / loss	(10,749)	(12,687)		(23,436)

Interest expense, net	69,409	(7,804)		61,605

Loss from continuing operations before income taxes, minority interest and loss from unconsolidated joint ventures	(80,158)	(4,883)		(85,041)

Income tax expense / benefit	13,187	(33)		13,154
Minority interest	3,442	(3,015)		427
Loss from unconsolidated subsidiaries	(208)	—		(208)

Net loss from continuing operations	$(96,579)	$(1,835)		$(98,414)

(a)	Represents the combined historical statements of operations of Franklin Power Products, Inc., International Fuel Systems, Inc. and the discontinued operations of Powerbilt Products, Inc. Revenue of Powerbilt was $2,854 with an operating loss of $(2,170).
(b)	Includes other income of $336.

Unaudited Pro Forma Condensed Consolidated Statement of Operations

		Pro Forma Adjustments

IN THOUSANDS, For the year ended December 31, 2004	Historical	Discontinued Businesses (a)	Pro Forma

Net sales	$1,051,165	$(78,742)	$972,423
Cost of goods sold	850,672	(65,737)	784,935
Gross profit / loss	200,493	(13,005)	187,488

Selling, general and administrative expenses	113,263	236 (b)	113,499
Impairment charges	—	—	—
Restructuring charges	942	64	1,006
Operating income / loss	86,288	(13,305)	72,983

Interest expense, net	58,237	(7,023)	51,214
Loss on early extinguishment of debt	7,939	—	7,939
Loss from continuing operations before income taxes, minority interest and loss from unconsolidated joint ventures	20,112	(6,282)	13,830

Income tax expense / benefit	5,367	(78)	5,289
Minority interest	2,798	(2,073)	725
Loss from unconsolidated subsidiaries	588	—	588
Net income / loss from continuing operations	$11,359	$(4,131)	$7,228

(a)	Represents the combined historical statements of operations of Franklin Power Products, Inc., International Fuel Systems, Inc. and the discontinued operations of Powerbilt Products, Inc. Revenue of Powerbilt was $2,784 with an operating loss of $(695).
(b)	Includes other income of $536.

Unaudited Pro Forma Condensed Consolidated Statement of Operations

		Pro Forma Adjustments

IN THOUSANDS, For the year ended December 31, 2003	Historical	Discontinued Businesses (a)		Pro Forma

Net sales	$972,794	$(63,721)		909,073
Cost of goods sold	909,562	(70,430)		839,132
Gross profit / loss	63,232	6,709		69,941

Selling, general and administrative expenses	96,770	(279	) (b)	96,491
Impairment charges	—	—		—
Restructuring charges	48,968	(187)		48,781
Operating income / loss	(82,506)	7,175		(75,331)

Interest expense, net	55,454	(5,618)		49,836

Loss from continuing operations before income taxes, minority interest and loss from unconsolidated joint ventures	(137,960)	12,793		(125,167)

Income tax expense / benefit	36,682	(34)		36,648
Minority interest	(143)	1,888		1,745
Loss from unconsolidated subsidiaries	6,427	—		6,427

Net loss from continuing operations	$(180,926)	$10,939		$(169,987)

(a)	Represents the combined historical statements of operations of Franklin Power Products, Inc., International Fuel Systems, Inc. and the discontinued operations of Powerbilt Products, Inc. Revenue of Powerbilt was $2,144 with an operating loss of $(661).
(b)	Includes other income of $331.

Unaudited Pro Forma Condensed Consolidated Balance Sheet

		Pro Forma Adjustments

IN THOUSANDS, At September 30, 2006	Historical	Discontinued Businesses (a)	Pro Forma
Assets:
Current assets:
Cash and cash equivalents	$27,154	$93,242	$120,396
Trade accounts receivable, net	201,851	(28,019)	173,832
Other receivables	24,379	—	24,379
Inventories	280,109	(40,949)	239,160
Deferred income taxes	1,793	—	1,793
Assets of discontinued operations	4	—	4
Other current assets	9,610	—	9,610
Total current assets	544,900	24,274	569,174

Restricted cash	—	50,000	50,000
Property, plant and equipment, net	171,137	(15,546)	155,591
Deferred financing costs, net	10,762	1,222	11,984
Goodwill, net	156,650	(14,030)	142,620
Investments in unconsolidated subsidiaries	2,274	—	2,274
Other assets	34,013	(262)	33,751

Total assets	$919,736	$45,658	$965,394

Liabilities and Stockholders’ Deficit:
Current liabilities:
Accounts payable	$231,531	$(30,878)	$200,654
Accrued interest	21,244	—	21,244
Accrued restructuring	5,955	(96)	5,859
Liabilities of discontinued operations	239	1,526	1,765
Other liabilities and accrued expenses	149,699	(9,691)	140,008
Current maturities of long-term debt	28,335	—	28,335
Total current liabilities	437,003	(39,138)	397,865

Long-term debt, net of current portion	723,729	—	723,729

Post retirement benefits other than pensions	16,408	—	16,408
Accrued pension benefits	14,746	—	14,746
Accrued restructuring	1,054	—	1,054
Deferred income taxes	11,731	—	11,731
Other non-current liabilities	46,456	(4,427)	42,029
Minority interest	14,521	(6,786)	7,735
Redeemable preferred stock	—	—	—

Common stock:
Class B Shares	3	—	3
Paid -in capital	334,336	—	334,336
Retained deficit	(676,956)	96,009	(580,947)
Accumulated other comprehensive loss	(3,295)	—	(3,295)
Total stockholders’ deficit	(345,912)	96,009	(249,903)

Total liabilities and stockholders’ deficit	$919,736	$45,658	$965,394

(a)	Represents the combined historical balance sheets of Franklin Power Products, Inc., International Fuel Systems, Inc., Powerbilt Products, Inc. and related consolidations including net proceeds and estimated net gain on the sale of the businesses. Estimated net gain was calculated as if the transaction occurred on September 30, 2006 and includes the effect of entering into an amendment relating to the Senior Revolving Credit and Term Loan Facility.